UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8620 Spectrum Center Blvd. San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

(858) 668-2586
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On May 10, 2017, Bridgepoint Education, Inc. (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"), at which the Company's stockholders (i) elected Dale Crandall and Ryan Craig as Class II directors for a three-year term to expire at the 2020 Annual Meeting of Stockholders, (ii) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017, (iii) approved the amendment and restatement of the Company's 2009 Stock Incentive Plan, (iv) approved on an advisory, non-binding basis the compensation of the Company's named executive officers as presented in the proxy statement for the Annual Meeting and (v) approved on an advisory, non-binding basis a frequency of "every three years" for the stockholder advisory vote on executive compensation. These proposals are more fully described in the Company's definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on March 29, 2017. As of March 15, 2017, the record date for the Annual Meeting, there were 28,446,167 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 26,997,217 shares of the Company's common stock were represented in person or by proxy. The final voting results with respect to each matter voted upon at the Annual Meeting were as follows:
Proposal 1 - Election of two Class II directors, Dale Crandall and Ryan Craig, for a three-year term to expire at the 2020 Annual Meeting of Stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dale Crandall	22,603,834	1,601,955	2,791,428
Ryan Craig	23,313,295	892,494	2,791,428
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,762,046	230,002	5,169	—
Proposal 3 - Approval of the amendment and restatement of the Company's 2009 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,310,561	11,890,089	5,139	2,791,428
Proposal 4 - Approval on an advisory, non-binding basis of the compensation of the Company's named executive officers as presented in the proxy statement for the Annual Meeting:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,023,928	176,005	5,856	2,791,428
Proposal 5 - Approval on an advisory, non-binding basis of the frequency of the stockholder advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstain
9,258,422	2,965	14,940,060	4,342
In light of the outcome of the vote with respect to Proposal 5 above, the Company's Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company's named executive officers once every three years until the next advisory vote on the frequency of the stockholder advisory vote on executive compensation is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017		Bridgepoint Education, Inc.

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Executive Vice President, Secretary and General Counsel